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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8_K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):

                                  June 20, 2000


                        ASPHALT PAVING INTERNATIONAL INC
             (Exact name of registrant as specified in this charter)



     Florida                                  000-29313         59-3556733
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(State or other jurisdiction                 (Commission       (IRS Employer
of incorporation                             File Number)    Identification No.)




               10125 West Colonial Dr., Suite 212, Ocoee, FL 34761
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (407) 822-3664


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5. OTHER EVENTS.

         The Company was formed for the purpose of design and manufacture of asphalt related equipment. Although initially the Company was not successful in achieving its goals, the Company is once again continuing in its plans to compete in the asphalt paving business and may seek the acquisition of a paving and construction company. The Company also moved to 10125 West Colonial Dr., Suite 212, Ocoee, Florida 34761 which is the new address.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not Applicable

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

         Not applicable

ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Asphalt Paving International, Inc.
                                  (Registrant)




                           By: /s/ Joseph Camillo
                               -------------------------
                               Joseph Camillo, Secretary




Dated: June 20, 2000.